STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of January 13, 2006, by and between 360 Global Wine Company, a Nevada corporation ("Buyer"), and ________________ ("Seller"). Certain other capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

                                    RECITALS

      A. Seller is the record and beneficial owner of ________ shares (the "Shares") of common stock of First Montauk Financial Corp., a New Jersey corporation ("FMFC").

      B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of the outstanding Shares of capital stock of FMFC held by Seller.

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                 THE TRANSACTION

      1.1 Sale and Purchase of Shares. At the Closing, upon the terms and subject to the conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of the Shares held by Seller. As consideration and in exchange for the Shares, Buyer shall pay to Seller a purchase price of __________ (which is based on $1.75 per share of FMFC stock to be purchased) (the "Purchase Price") in shares of the Common Stock of Buyer ("Buyer Common Stock") in accordance with this Section 1.1. Buyer shall instruct its transfer agent to issue to Seller the number of whole shares of Buyer Common Stock, rounded down to the nearest whole share, equal to the Purchase Price divided by the average closing sale price per share of Buyer Common Stock reported on the OTC Bulletin Board for the sixty (60) trading days prior to (and not including) the Closing Date (the "Common Stock Payment"); provided, however, in the event that such average trading price is below $3.50 per share (on a post-Reverse Stock Split basis), then the per-share price in the denominator for the calculation of the number of shares of Buyer Common Stock payable pursuant to this sentence shall be $3.50. The Common Stock Payment shall be issued in the name of Seller and for the number of shares of Buyer Common Stock determined from the Purchase Price, and Buyer shall cause certificates representing such Common Stock Payments to be sent by overnight delivery to Seller at the addresses set forth in Section 8.1 below. The Buyer Common Stock will be issued pursuant to an exemption from registration under the Securities Act and will be restricted securities, as such term is defined in Rule 144 promulgated under the Securities Act.

      1.2 Closing. The closing of the sale of the Shares (the "Closing") shall take place at the offices of Bryan Cave LLP at 2020 Main Street, Suite 600, Irvine, California 92614 and at such other time and place as Buyer and Seller agree upon orally or in writing (the "Closing Date"); provided, however, the Closing shall be no later no later than April 15, 2006, subject to a 30-day extension from such date by if requested by either Buyer or Seller, so that in no event shall the Closing Date be later than May 15, 2006.

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                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby represents and warrants that:

      2.1 Authorization and Validity of Agreement. Seller has all requisite power and authority to execute and deliver the Agreement and to carry out and perform its obligations under the terms of the Agreement. All action on the part of Seller necessary for the authorization, execution, delivery and performance of the Agreement, and the performance of all of Seller's obligations under the Agreement, have been taken or will be taken prior to the Closing. The Agreement, when executed and delivered by Seller, will constitute valid and legally binding obligations of Seller, enforceable in accordance with their terms, except that
(i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other Laws, now or hereafter in effect, relating to or limiting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

      2.2 Government Authorization. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by Seller in connection with the execution and delivery of the Agreement by Seller or the performance of Seller's obligations hereunder.

      2.3 Ownership of Shares. Seller is the sole beneficial and record owner of the number of such Shares, and at the Closing Seller will sell and convey to Buyer the number of such Shares, set forth in the Recitals, free and clear of any Liens, other than restrictions imposed by federal and applicable state securities laws which do not constitute an impediment to the transfer of such Shares to Buyer pursuant to this Agreement. Seller has not, and as of the Closing Seller shall not have, sold or otherwise disposed of, or granted any options or rights to purchase, and Seller has not, and as of the Closing shall not have, entered into any agreement obligating Seller to sell or otherwise dispose of, or to grant options or rights to purchase, any of such Shares, except to Buyer.

      2.4 No Violation. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with or constitute a violation of any provision of any Law, judgment, injunction, order or decree binding upon or applicable to Seller, (ii) require the consent or other action of any Person under, constitute a Default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller or to a loss of any benefit to which Seller is entitled under any provision of any Material agreement or other instrument binding upon Seller; or (iv) result in the creation or imposition of any Material Lien on any Asset of Seller.

      2.5 Banking and Finders' Fees. There is no investment banker, broker, finder or other intermediary, which has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

      2.6 Investment Representations.

            (a) Seller understands that the shares to Buyer Common Stock issued pursuant to Section 1.1 of the Agreement have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller's representations as expressed herein or otherwise made pursuant hereto. Seller is acquiring the Buyer Common Stock for its own account, not as a nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

            (b) Seller understands that the shares of Buyer Common Stock issued pursuant to this Agreement will be "restricted securities" under the federal securities Laws inasmuch as the Buyer Common Stock is being acquired from Buyer in a transaction not involving a public offering and that under such Laws such shares of Buyer Common Stock may not be resold without registration under the Securities Act or an exemption therefrom. The shares of Buyer Common Stock issued pursuant to this Agreement will be endorsed with a legend to such effect.

            (c) Seller has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Buyer and acknowledges that Seller can protect its own interests. Seller has such knowledge and experience in financial and business matters so that Seller is capable of evaluating the merits and risks of its investment in Buyer.

            (d) Seller has been furnished with and has had access to such information as it has considered necessary to make a determination as to the purchase of the Buyer Common Stock.

            (e) Seller is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller that:

      3.1 Corporate Existence and Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada. Buyer has all requisite corporate powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on Buyer.

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

      3.2 Corporate Authorization. Buyer has the corporate power and authority to execute and deliver this Agreement to which it is or will be party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer. This Agreement, when executed and delivered by Buyer, constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with their respective terms, except that (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      3.3 Governmental Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement and the issuance of the shares of Buyer Common Stock pursuant to
Section 1.1 of the Agreement, or the consummation of any other transaction contemplated by this Agreement, except the filing of such notices as may be required under the Securities Act and such filings as may be required under applicable state securities laws.

      3.4 No Violations. Neither the execution, delivery and performance of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby will (a) conflict with or result in any breach of any provision of Buyer's Articles of Incorporation or Bylaws (or similar governing documents), (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a Default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Buyer is a party or (c) violate any order, writ, injunction, decree or Law applicable to Buyer, except in the case of (b) or (c) for violations, breaches or Defaults which would not have a Material Adverse Effect on the ability of Buyer to consummate the transactions contemplated by this Agreement.

      3.5 SEC Filings of Buyer. To the Knowledge of Buyer, Buyer has filed with the SEC all reports required to be filed by it since January 1, 2005 (the "SEC Filings"). To the Knowledge of Buyer, the SEC Filings (a) complied in all Material respects with the requirements of the Securities Act and the Exchange Act as the case may be at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) and (b) did not as of the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of Material fact or omit to state a Material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.6 Banking and Finders' Fees. There is and will be no investment banker, broker, finder or other intermediary retained by or authorized to act on behalf of Buyer who might be entitled to any fee or commission from Buyer upon consummation of the transactions contemplated by this Agreement.

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

      3.7 Investment Representations. Buyer understands that Seller is entering into this Agreement with Buyer in reliance upon Buyer's representation to Seller, which, by Buyer's execution of this Agreement, Buyer hereby confirms that the Shares will be acquired for investment for Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Buyer further represents that Buyer does not have any contract, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third party, with respect to any of the Shares.

                                    ARTICLE 4
                            COVENANTS OF THE PARTIES

      4.1 Reasonable Efforts. The parties further agree to use their respective best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (A) the obtaining of all other necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals from governmental authorities and the making of all other necessary registrations and filings, (B) the obtaining of all consents, approvals or waivers from third parties related to or required in connection with the transactions contemplated by this Agreement, (C) the satisfaction of all conditions precedent to the parties' obligations hereunder, and (D) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

      4.2 Public Announcements. Except as otherwise agreed to by the parties hereto, the parties hereto shall not issue any report, statement or press release or otherwise make any public statements with respect to this Agreement and the transactions contemplated hereby, except as may be required by Law, in which case the parties will use their reasonable best efforts to reach mutual agreement as to the language of any such report, statement or press release.

      4.3 Blue Sky Laws. Buyer shall take any action required to be taken under any applicable provincial or state securities laws (including "Blue Sky" laws) in connection with the issuance of the Buyer Common Stock pursuant to this Agreement; provided, however, that Buyer shall not be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where any such entity is not now so subject, except as to matters and transactions arising solely from the offer and sale of Buyer Common Stock.

      4.4 Registration Rights.

            (a) Mandatory Registration. Buyer shall file with the SEC a registration statement on Form SB-2 (or, if Form SB-2 is not then available to Buyer, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), registering all of the Registrable Securities for resale within 10 business days of the date that Buyer's registration statement on Form SB-2 (registration file no. 333-127239) has been declared effective by the SEC. If Form SB-2 is not available at that time, then Buyer will file a registration statement on such form as is then available to effect a registration of all of the Registrable Securities.

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

            (b) Piggyback Rights. If, at any time prior to the filing of a registration statement covering all of the Registrable Securities, Buyer decides to register any of its securities for its own account or for the account of others, (but without any obligation to do so) Buyer proposes to register (including for this purpose a registration effected by Buyer for stockholders other than Seller) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a
Buyer stock plan or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), Buyer shall, at such time, promptly give Seller written notice of such registration. Upon the written request of Seller given within twenty (20) days after mailing of such notice by Buyer in accordance with Section 8.1, Buyer shall, subject to the provisions of Section 4.4(f), cause to be registered under the Securities Act, and included in any underwriting involved, all of the Registrable Securities that such Seller has requested to be registered. The provisions of this Section 4.4(b) shall not apply to Buyer's Registration Statement on Form SB-2 (including the filing of any amendments and supplements thereto, whether before or after the Closing Date) filed with the SEC on August 5, 2005 (registration file no. 333-127239).

            (c) Obligations of Buyer. Whenever required under this Section 4.4 to effect the registration of any Registrable Securities, Buyer, at its expense, shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and, subject to the proviso in this Section 4.4(c)(i), keep such registration statement effective for a period of up to ninety (90) days or until the distribution contemplated in the registration statement has been completed; provided, however, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act, or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and
(ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to Seller such numbers of copies of a prospectus in conformity with the requirements of the Securities Act, and such other documents as Seller may reasonably request from time to time in order to facilitate the disposition of Registrable Securities owned by it.

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

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Seller; provided that Buyer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless Buyer is already required to qualify to do business or subject to service in such jurisdiction and except as may be required by the Securities Act.

                  (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. If Seller makes such request referenced in Section 4.4(b) above to have his Registrable Securities included in such registration and underwriting, the Seller shall also enter into and perform his obligations under such an underwriting agreement.

                  (vi) Notify Seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of Seller, prepare and furnish to Seller a reasonable number of supplements to, or amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such share, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing.

                  (vii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (viii) Make available for inspection by any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the underwriter, all financial and other records, pertinent corporate documents and properties of Buyer, and cause Buyer's officers and directors to supply all information reasonably requested by the underwriter, attorney or accountant in connection with such registration statement; provided, however, that the underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided.

                  (ix) Make available to Seller if participating in such registration, upon the request of Seller:

                        (A) in the case of an underwritten public offering, a copy of any opinion of counsel for Buyer provided to the underwriters participating in such offering, dated the date such shares are delivered to such underwriters for sale in connection with the registration statement;

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

                        (B) in the case of an underwritten public offering, a copy of any "comfort" letters provided to the underwriters participating in such offering and signed by Buyer's independent public accountants who have examined and reported on Buyer's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities; and

                        (C)  a  copy  of  all  documents   filed  with  and  all
correspondence from or to the SEC in connection with any such offering other than non-substantive cover letters and the like.

                  (x) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and timely make available to its security holders an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Exchange Act.

            (d) Furnish Information. It shall be a condition precedent to the obligations of Buyer to take any action pursuant to this Section 4.4 with respect to Registrable Securities of Seller registering securities that Seller shall furnish to Seller such information regarding itself, its affiliates, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of Seller's Registrable Securities.

            (e) Expenses of Buyer Registration. Buyer shall bear and pay all expenses incurred by it in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 4.4(a) and 4.4(b) for Seller and compliance with the terms hereof, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for Buyer, but excluding underwriting discounts and commissions relating to Registrable Securities.

            (f) Reductions of Registrable Securities to be Included. In connection with any offering involving an underwriting of shares of Buyer's capital stock, Buyer shall not be required under Section 4.4(b) to include Seller's securities in such underwriting unless Seller accepts the terms of the underwriting as agreed upon between Buyer and the underwriters selected by Buyer and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Buyer. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by Buyer that the underwriters determine in their sole discretion is compatible with the success of the offering, then Buyer shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

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

            (g) Delay of Registration. Seller shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.4.

            (h) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 4.4:

                  (i) To the extent permitted by law, Buyer will indemnify and hold harmless Seller, each officer and director of Seller, any underwriter (as defined in the Securities Act) of Seller and each person, if any, who controls Seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by Buyer of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Buyer will pay to Seller, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.4(h)(i) shall not apply to (1) Seller if he is either an officer or director of Buyer at the time of the statement, omission or violation (a "Management Holder") unless such Management Holder has sold shares included in the registration statement, (2) amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Buyer (which consent shall not be unreasonably withheld), or (3) any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Seller (including each officer and director of such Seller), underwriter or controlling person.

                  (ii) To the extent permitted by law, the selling Seller will indemnify and hold harmless Buyer, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls
Buyer within the meaning of the Securities Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Seller, or by an officer or director of Seller expressly for use in connection with such registration; and Seller will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4.4(h)(ii) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4.4(h)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Seller, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 4.4(h)(ii) exceed the gross proceeds from the offering received by Seller net of underwriters' commissions and discounts.

                  (iii) Promptly after obtaining actual knowledge of any third party claim or action as to which it may seek indemnification under this Section 4.4(h), an indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.4(h), deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.4(h), if, and to the extent that, such failure is prejudicial to such indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.4(h).

                  (iv) If the indemnification provided for in this Section 4.4(h) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense (including, without limitation, legal and other expenses incurred by such indemnified party in investigating or defending any such action or claim) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 4.4(h), Seller shall not be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by Seller from the offering covered by the applicable registration statement.

                  (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (vi) The obligations of Buyer and Seller under this Section 4.4(h) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4.4, and otherwise.

            (i) Transfer of Registration Rights. The rights to cause Buyer to register Registrable Securities pursuant to this Section 4.4 may be transferred only to any person or entity that is a relative or an affiliate of the transferring Seller in connection with a permitted transfer of the Registrable Securities exempt from registration under the Securities Act.

            (j) Market Stand-Off Agreement. Seller hereby agrees that Seller will not sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Shares during a period not to exceed 90 days following the effective date of a registration statement in connection with an underwritten public offering of Buyer if so requested by Buyer or any representative of its underwriters, and Seller shall enter into such underwriter's standard form of "lockup" or "market standoff' agreement in a form satisfactory to Buyer and such underwriter. In order to enforce the foregoing covenant, Buyer may impose stock transfer restrictions with respect to the Registrable Shares of Seller until the end of the lockup period.

            (k) Termination of Registration Rights. Seller shall not be entitled to exercise any right provided for in this Section 4.4 five (5) years after Seller has tendered consideration for the relevant Registrable Securities.

                                    ARTICLE 5
                              CLOSING DELIVERABLES

      5.1 Closing Deliverables of Seller. At the Closing, Seller shall deliver to Buyer the following (anyone or more of which may be waived in whole or in part by Buyer at its sole option):

            (a) Assignment of the Shares. Seller shall have delivered to Buyer stock certificates evidencing the Shares and a duly executed assignment separate from certificate assigning the Shares to Buyer.

            (b) Consents. All consents, waivers, approvals or authorizations required to be obtained by Seller to consummate the transactions contemplated by this Agreement shall have been obtained and made by Seller and evidence thereof shall have been delivered to Buyer.

      5.2 Closing Deliverables of Buyer. At the Closing, Buyer shall: (a) shall have effected its reverse stock split as described in its preliminary information statement on Schedule 14C filed with the SEC on December 28, 2005 (the "Reverse Stock Split"); and (b) shall have issued an irrevocable instruction to Buyer's transfer agent to issue the shares of Buyer common stock pursuant to Section 1.1. The delivery of any of Buyer's closing deliverables pursuant to this Section 5.2 may be waived in whole or in part by Seller.

                                    ARTICLE 6
                                 INDEMNIFICATION

      6.1 Indemnification of Buyer. Subject to the limitations contained in this
Article 6, Seller shall defend, indemnify and hold harmless Buyer and its officers, directors, stockholders, employees and agents from and against any and all losses, claims, judgments, liabilities, demands, charges, suits, penalties, costs or expenses, including court costs and reasonable attorneys' fees ("Claims and Liabilities") with respect to or arising from:

            (a)  the  breach  of  any   warranty  or  any   inaccuracy   of  any
representation made by Seller in this Agreement; or

            (b) the breach of any covenant or agreement made by Seller in this Agreement.

      6.2 Indemnification of Seller. Buyer shall defend, indemnify and hold harmless Seller, and its officers, directors, stockholders, employees and agents, as applicable, from and against any and all Claims and Liabilities with respect to or arising from (i) breach of any warranty or any inaccuracy of any representation made by Buyer or (ii) breach of any covenant or agreement made by Buyer in this Agreement.

      6.3 Claims Procedure. Promptly after the receipt by any indemnified party (the "Indemnitee") of notice of the commencement of any action or proceeding against such Indemnitee, such Indemnitee shall, if a claim with respect thereto is or may be made against any indemnifying party (the "Indemnifying Party") pursuant to this Article 6, give such Indemnifying Party written notice of the commencement of such action or proceeding and give such Indemnifying Party a copy of such claim and/or process and all legal pleadings in connection therewith. The failure to give such notice shall not relieve any Indemnifying Party of any of its indemnification obligations contained in this Article 6, except where, and solely to the extent that, such failure actually and Materially prejudices the rights of such Indemnifying Party. Such Indemnifying Party shall have, upon request within thirty (30) days after receipt of such notice, but not in any event after the settlement or compromise of such claim, the right to defend, at its own expense and by its own counsel reasonably acceptable to the Indemnitee, any such matter involving the asserted liability of the Indemnitee; provided, however, that if the Indemnitee determines that there is a reasonable probability that a claim may Materially and adversely affect it, other than solely as a result of money payments required to be reimbursed in full by such Indemnifying Party under this Article 6 or if a conflict of interest exists between Indemnitee and the Indemnifying Party, the Indemnitee shall have the right to defend, compromise or settle such claim or suit; and, provided, further, that such settlement or compromise shall not, unless consented to in writing by such Indemnifying Party, which shall not be unreasonably withheld, be conclusive as to the liability of such Indemnifying Party to the Indemnitee. In any event, the Indemnitee, such Indemnifying Party and its counsel shall cooperate in the defense against, or compromise of, any such asserted liability, and in cases where the Indemnifying Party shall have assumed the defense, the Indemnitee shall have the right to participate in the defense of such asserted liability at the Indemnitee's own expense. In the event that such Indemnifying Party shall decline to participate in or assume the defense of such action, prior to paying or settling any claim against which such Indemnifying Party is, or may be, obligated under this Article 7 to indemnify an

Indemnitee, the Indemnitee shall first supply such Indemnifying Party with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or, failing such judgment or decree, the terms and conditions of the settlement or compromise of such claim. An Indemnitee's failure to supply such final court judgment or decree or the terms and conditions of a settlement or compromise to such Indemnifying Party shall not relieve such Indemnifying Party of any of its indemnification obligations contained in this Article 7, except where, and solely to the extent that, such failure actually and Materially prejudices the rights of such Indemnifying Party. If the Indemnifying Party is defending the claim as set forth above, the Indemnifying Party shall have the right to settle the claim only with the consent of the Indemnitee; provided, however, that if the Indemnitee shall fail to consent to the settlement of such a claim by the Indemnifying Party, which settlement (i) the claimant has indicated it will accept, and (ii) includes an unconditional release of the Indemnitee and its Affiliates by the claimant and imposes no Material restrictions on the future activities of the Indemnitee and its affiliates, the Indemnifying Party shall have no liability with respect to any payment required to be made to such claimant in respect of such claim in excess of the proposed amount of settlement. If the Indemnitee is defending the claim as set forth above, the Indemnitee shall have the right to settle or compromise any claim against it after consultation with, but without the prior approval of, any Indemnifying Party, provided, however, that such settlement or compromise shall not, unless consented to in writing by such Indemnifying Party, which shall not be unreasonably withheld, be conclusive as to the liability of such Indemnifying Party to the Indemnitee.

      6.4 Limitations on Indemnification. Notwithstanding anything to the contrary herein contained, the obligations of Buyer and Seller pursuant to the provisions of Article 6 are subject to the following limitations:

            (a) An Indemnitee shall not be entitled to recover under Section 6.1 or 6.2, as the case may be, until the total amount that such Indemnitee would recover exceeds Five Thousand Dollars ($5,000) (the "Basket"), in which case the Indemnitee shall be entitled to recover the full amount of Claims and Liabilities to which such Indemnitee is entitled in accordance with the provisions of this Article 6, including the Basket.

            (b) Claims payable to an Indemnitee pursuant to Section 6.3 above shall be net of any proceeds received by an Indemnitee from claims under separate insurance policies. The Indemnitee shall seek full recovery under all such insurance policies covering any claims to the same extent as they would if such claims were not subject to indemnification under this Agreement.

            (c) The total aggregate liability of Seller under Section 6.1 and the total aggregate liability of Buyer under Section 6.2, respectively, shall in no event exceed the value of the Purchase Price paid by Buyer to Seller.

      6.5 Exclusive Remedy. Each of the parties hereto acknowledges and agrees that, from and after the Closing Date, its sole and exclusive monetary remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this
Article 6, except that nothing in this Agreement shall be deemed to constitute a waiver of any injunctive or other equitable remedies or any tort claims of, or causes of action arising from, intentionally fraudulent misrepresentation, willful breach or deceit.

                                    ARTICLE 7
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

      All representations and warranties of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the date that is the anniversary of the Closing Date, whereupon such representations and warranties will expire.

                                    ARTICLE 8
                               GENERAL PROVISIONS

      8.1 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two days after deposit with a nationally recognized overnight courier, specifying two day delivery, with written verification of receipt. All communications shall be sent to the parties at the following addresses or facsimile numbers specified below (or at such other address or facsimile number for a party as shall be designated by ten days advance written notice to the other parties hereto):

                 If to Buyer:


                 with a copy to (which shall not constitute notice):


                 If to Seller:

                 655 Avenue B
                 edondo Beach, California 90277


      8.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Buyer and Seller.

      8.3 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other rights. Except as otherwise provided hereunder, all rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

      8.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      8.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, to the end that transactions contemplated hereby are fulfilled to the extent possible.

      8.6 Entire Agreement. This Agreement (including exhibits and schedules attached hereto and thereto and the certificates referenced herein) constitutes the entire agreement and supersedes all prior agreements and undertakings both oral and written, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein.

      8.7 Assignment. No party may assign this Agreement or assign its respective rights or delegate their duties, without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

      8.8 Parties-In-Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation.

      8.9 Governing Law. This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of Nevada as applied to contracts that are executed and performed in Nevada, without regard to the principles of conflicts of law thereof.

      8.10 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when counterparts have been signed by each of the parties and delivered by facsimile or other means to the other party. Any party who delivers a signature page via facsimile agrees to later deliver an original counterpart to all other parties.

      8.11 Attorneys Fees. If any action or proceeding relating to this Agreement, or the enforcement of any provision of this Agreement is brought by a party hereto against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

      IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be executed as of the date first written above by their respective officers or other signatories thereunto duly authorized.

                                     BUYER:

                                     360 GLOBAL WINE COMPANY,
                                     a Nevada corporation


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     SELLER:


                                     -------------------------------------------

                                    EXHIBIT A

                               CERTAIN DEFINITIONS

      The following terms, as used in the Stock Purchase Agreement, have the following meanings:

      "Affiliate" shall mean with respect to any Person, any individual, corporation, partnership, firm, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or Governmental Entity, or other Person directly or indirectly controlling, controlled by or under common control with such Person, including all officers and directors of such Person.

      "Agreement" shall have the meaning as set forth in the Preamble of this Agreement.

      "Basket" shall have the meaning as set forth in Section 6.4(a) of the Agreement.

      "Buyer" shall have the meaning as set forth in the Preamble of the Agreement.

      "Closing" shall have the meaning as set forth in Section 1.2 of the Agreement.

      "Closing Date" shall have the meaning as set forth in Section 1.2 of the Agreement.

      "Common Stock Payment" shall have the meaning as set forth in Section 1.1 of the Agreement.

      "Common Stock  Payment  Value" shall have the meaning set forth in Section
1.1 of the Agreement.

      "Default" shall mean (i) any breach or violation of or default under any Contract, Order or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of or default under any Contract, Order or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right to terminate or revoke, change the current terms of, or renegotiate, or to accelerate, increase, or impose any Liability under, any Contract, Order or Permit.

      "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended.

      "Governmental Entity" shall mean any government or any agency, bureau, board, directorate, commission, court, department, official, political subdivision, tribunal, or other instrumentality of any government, whether federal, state or local, domestic or foreign.

      "Indemnitee" shall have the meaning as set forth in Section 6.3 of the Agreement.

      "Indemnifying Party" shall have the meaning as set forth in Section 6.3 of the Agreement.

      "Law" shall mean any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, liabilities or business, including those promulgated, interpreted or enforced by any Regulatory Authority.

      "Lien" means, with respect to any Asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect to such Asset.

      "Material" and "Materially" for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine materiality in that instance.

      "Material Adverse Effect" means, with respect to any Person, a Material adverse effect on the condition (financial or otherwise), business, Assets, liabilities or the operating results of such Person and its subsidiaries taken as a whole.

      "Order" shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency or Regulatory Authority.

      "Person" means an individual, a corporation, a partnership, an association, a trust, a limited liability company or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

      "Permit" shall mean any federal, state, local, or foreign governmental approval, authorization, certificate, consent, easement, filing, franchise, letter of good standing, license, notice, permit, qualification, registration or right of or from any Governmental Entity (or any extension, modification, amendment or waiver of any of these) to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets or business, or any notice, statement, filing or other communication to be filed with or delivered to any Governmental Entity.

      "Purchase Price" shall have the meaning set forth in Section 1.1 of the Agreement.

      "Registrable Shares" means (i) the shares of Buyer Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations after the date hereof and (ii) any common stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Shares that have been sold by a person privately, pursuant to the provisions of Rule 144, or pursuant to a registration statement under the 1933 Act covering such Registrable Securities that has been declared effective by the SEC.

      "Regulatory Authorities" shall mean all foreign, federal, state and local regulatory agencies and other Governmental Entities or bodies having jurisdiction over the parties and their respective Assets, employees, businesses and/or subsidiaries.

      "Reverse Stock Split" shall have the meaning as set forth in Section 5.2 of the Agreement.

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

      "Securities Act" shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended.

      "SEC" shall mean the United States Securities and Exchange Commission.

      "Seller" shall have the meanings as set forth in the Preamble of the Agreement.

      "Shares" shall have the meaning as set forth in the Recitals of the Agreement.


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